united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23765

AOG Institutional Diversified Master Fund

(Exact name of registrant as specified in charter)

11911 Freedom Drive, Suite 730, Reston, VA 20190

(Address of principal executive offices) (Zip code)

Michelle Whitlock

11911 Freedom Drive, Suite 730, Reston, VA 20190

(Name and address of agent for service)

Registrant's telephone number, including area code: 703-757-8020

Date of fiscal year end: 9/30

Date of reporting period: 3/31/23

ITEM 1. REPORTS TO SHAREHOLDERS.

(a)       Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

AOG Institutional Diversified Fund

Semi-Annual Report

March 31, 2023

TABLE OF CONTENTS

Letter to Shareholders	Page 1
Portfolio Review	Page 4
Statement of Assets and Liabilities	Page 5
Statement of Operations	Page 6
Statement of Changes in Net Assets	Page 7
Statement of Cash Flows	Page 8
Financial Highlights	Page 9
Notes to Financial Statements	Page 10
Disclosure of Fund Expenses	Page 18
Notice of Privacy Policy	Page 19

2022 posed a significant challenge for the traditional “60/40” portfolio, comprised of 60% stock (S&P 500 Index) and 40% bonds (Bloomberg Aggregate Bond Index)1. Historically, when stocks trade down, bonds often hold their value. For the first time in 40 years, market conditions in 2022 produced double digit negative returns in both the S&P 500 (down -18.11%) and the Bloomberg Aggregate Bond Index (-13.01%), resulting in a loss of -16.07% for the “60/40” portfolio. In contrast, AOGFX achieved a positive return of +1.93% in 2022, outpacing the return on the “60/40” by +18.00%. On a semi-annual basis, for the period ending March 31st, 2023 the S&P 500 produced a return of 12.71% and the Bloomberg Aggregate Bond Index delivered 3.99% equating to a 9.22% return for the “60/40” portfolio. Over the same time period the AOGFX fund delivered a return of -0.59%. When considering a longer time period, the 1-Year return for the respective portfolios are -6.55% (“60/40”) and -1.10% (AOGFX). The outperformance of the AOGFX fund over the longer-term can also be observed from the annualized return since its inception which stands at 1.39%, this while the traditional “60/40” portfolio delivered -9.20% over the same time frame.

The first quarter of 2023 has presented a different market environment compared to the conditions experienced in 2022. The S&P 500 was up +7.50%, and the Bloomberg Aggregate Bond index was up +2.96%, leading the “60/40” portfolio to earn a +5.68% return. While AOGFX has not kept pace with the “60/40” portfolio, the Fund’s -0.20% return was achieved with reduced volatility, which aligns with the goal of achieving a reasonable rate of risk-adjusted returns with low correlation among holdings Furthermore, AOGFX has still significantly outperformed the “60/40” portfolio when combining 2022 and 2023 year to date as represented by the “since inception” values stated earlier.

Continued changes in market conditions have had a significant impact on the performance of commercial real estate investments. Valuations have been adjusted due to changing assumptions surrounding exit capitalization and discount rates, resulting in a shift to slightly negative performance in 2023. In 2022, Private Real Estate contributed positively to the portfolio, adding +2.92% on a full-year basis. However, year-to-date performance attribution from this category has been -1.19%, and for the 6-months ending March 31st, 2023 real estate detracted -1.87% from the portfolio. We expect to reduce this asset class further, particularly broad equity exposure of it, as further reductions may well be ahead in the next four to six quarters.

Continued increases in interest rates have positively impacted the performance of the Private Credit category, which primarily consists of floating-rate loans. As a result, we have observed a favorable shift in performance within this category, with an increase in distribution rates for investments. Private Credit has been the standout performance enhancer for AOGFX, delivering

The performance data quoted represents past performance of the AOG Institutional Diversified Master Fund (a Delaware statutory trust registered under the 1940 Act as a diversified, closed-end management investment company) since its first full calendar month of operations. Due to the “master feeder” structure by which the Fund invests substantially all of its assets in the Master Fund, the Fund’s investment results will correspond directly to the investment results of the Master Fund. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Returns are presented before taxes. You can obtain performance information which is current through the most recent month-end by contacting AOG Wealth Management at 1-703-757-8020.

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a year-to-date performance attribution of (+0.78%), compared to an addition of only (+0.33%) in 2022. On a semi-annual basis Private Credit delivered the largest attribution to performance, adding 1.95%. We are optimistic about the future performance of this category given the current interest rate environment and expect to increase this Asset Class in future quarters.

Private Equity negatively impacted the portfolio in 2022 (-1.11%); however, as underlying fund managers deployed capital at opportune times, it’s led to subsequently more favorable returns for this asset class. Despite market dislocations, we remain optimistic about the potential for accretive valuations over the long term. Through the first quarter of 2023, the asset class’s attribution is (+0.22%), while the past 6-month period saw a (-0.64%) attribution from the asset class. Additionally, we currently hold a cash level above long-term expectations, as we have been conserving dry powder for future capital calls and opportunistic investment opportunities.

The current economic environment continues to present challenges, as the Federal Reserve remains focused on bringing down inflation by raising interest rates. These actions have already had a negative impact on various sectors of the economy, including three Regional Banks so far. As a result of higher interest rates, declining earnings in the stock market and other major indicators reporting slowing economic growth, we believe that there is a strong possibility that the US economy is heading into a recession, despite many market participants pricing in interest rate cuts and higher stock valuations this year.

We remain confident in our focus on reduced volatility with low correlation among holdings, while providing a competitive risk adjusted rate of return. While we acknowledge the challenges presented by the current economic environment, we are constantly monitoring market conditions and adjusting the portfolio as necessary to ensure we are well-positioned for likely future economic scenarios. By maintaining a diversified portfolio of illiquid investments, we believe that we can deliver strong returns while mitigating risk in the face of economic headwinds.

James Ortlip
Chief Investment Officer

Only shares of the AOG Institutional Diversified Fund (“Auction Fund”) are available for purchase by eligible investors and will not be listed on any national securities exchange. The Auction Fund is a closed-end tender offer fund. The form of investment structure for this product is commonly known as a “master feeder” structure. The Auction Fund invests substantially all of its assets in the AOG Institutional Diversified Master Fund (the “Master Fund.”) which has the same investment objective and identical investment policies as those of the Auction Fund. Therefore, the Auction Fund’s investment results will correspond directly to the investment results of the Master Fund.

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An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Fund’s prospectus. To obtain a prospectus, please call 703-757-8020 or visit aogfunds.com. Please read the prospectus carefully before investing.

An Investment in the Fund is speculative and involves substantial risks, including the risk of loss of an investor’s entire investment. Investors may not have immediate access to invested capital for an indefinite period of time and must have the financial ability, sophistication/experience, and willingness to bear the risks of an illiquid investment. No guarantee or representation is made that the Fund will achieve its investment objectives, and investment results may vary substantially from year to year. Additional risks of investing in the Fund are set forth below.

Past performance does not guarantee future results. Diversification does not assure a profit nor protect against loss in a declining market. Fund holdings and allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

The following fees are listed in the Fund’s prospectus dated 1/12/23, based on the asset level as of 9/30/22: Total Gross Expenses – 5.05%, (Less Expense Limitation & Reimbursement) – (1.25%), Total Net Annual Expenses – 4.20% The Adviser has contractually agreed to waive fees and/or to reimburse expenses until the date that is one-year from the date of the Prospectus. The net expense ratio is applicable to investors.

You should consider the shares to be an illiquid investment. An investor’s participation in the Fund is a long-term commitment, with no certainty of return. No shareholder or other person holding shares acquired from a shareholder has the right to require a Fund to repurchase any shares. No public market for shares exists, and none is expected to develop in the future.

Additional Key Considerations

Private equity holdings and the portfolio companies in which Private Markets Investment Funds may invest also have no, or relatively short, operating histories, may face substantial competitive pressures from larger companies, and may also rely on a limited number of key personnel. Additionally, there will generally be no readily available market for the Master Fund’s investments so valuations are difficult and may not necessarily reflect the value of any such investment’s underlying assets. Credit securities are subject to the risk that debt issuers will not make payments, resulting in losses to the Fund, and default perceptions could reduce the value and liquidity of securities. Lower credit quality may affect the liquidity of a security and may lead to greater volatility in the price of a security and in shares of the Fund. Investments in real estate securities are subject to additional risks such as declines in property value and increased susceptibility to adverse economic or regulatory developments. Shareholders will pay the fees and expenses of a Feeder Fund and will indirectly bear the fees and expenses of the Master Fund and accordingly will indirectly bear the fees, expenses, incentive allocations, and carried interest in the case of some of the Private Markets Investment Funds in which the Master Fund invests.

The Fund is distributed by UMB Distribution Services, LLC (“UMBDS”). UMBDS is not affiliated with the AOG Institutional Diversified Master Fund or AOG Wealth Management.

[1]	The hypothetical example is for illustrative purposes only and does not represent the returns of any particular investment. Bloomberg Barclays US Aggregate Bond Index is an index designed to represent the broad US investment grade fixed rate bond market. S&P 500 Index is an index of US equities meant to reflect the risk/return characteristics of the large cap universe, one of the most commonly used benchmarks for the overall US stock market. It is not possible to invest directly in an index.

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AOG Institutional Diversified Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2023

The Fund’s performance figures* for the periods ended March 31, 2023, compared to its benchmark:

			Annualized
			Since Inception
	Six Months	One Year	(12/31/2021)
AOG Institutional Diversified Fund	(0.59)%	(1.10)%	1.39%
S&P 500 Total Return Index (a)	15.62%	(7.73)%	(9.72)%

(a)	The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index.

*	The Fund’s total annual operating expenses, including underlying funds, is 4.20%, per the January 12, 2023 prospectus. Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The table does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-877-600-3573.

Holdings By Asset Class as of March 31, 2023	% of Net Assets
AOG Institutional Diversfied Master Fund (“Master Fund”)	100.1%
Liabilities in Excess of Other Assets	(0.1)%
100.0%

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AOG Institutional Diversified Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2023

Assets:
Investments in Master Fund, at Cost	$57,768,089
Investments in Master Fund, at Value	$56,656,097
Prepaid Expenses and Other Assets	19,223
Total Assets	56,675,320

Liabilities:
Accrued audit fees	12,459
Accrued offering costs	68,583
Accrued administration fees	6,334
Accrued transfer agency fees	2,704
Accrued professional fees	2,521
Accrued fund accounting fees	957
Total Liabilities	93,558

Net Assets	$56,581,762

Total Shares of Beneficial Interest Outstanding
($0 par value, unlimited shares authorized)	3,706,014

Net Asset Value and Offering Price Per Share
(Net assets / Total shares of beneficial interest outstanding)	$15.27

Composition of Net Assets:
Paid-in-Capital	$56,722,129
Accumulated Deficit	(140,367)
Net Assets	$56,581,762

See accompanying notes to financial statements.

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AOG Institutional Diversified Fund
STATEMENT OF OPERATIONS (Unaudited)
For The Six Months Ended March 31, 2023

Net Investment Income (Loss) Allocated From the Master Fund:
Dividend and Interest Income	$1,438,026
Expenses	(472,804)
Net Investment Income Allocated From the Master Fund	965,222

Fund Expenses:
Administration Fees	47,135
Transfer Agent Fees	18,548
Audit Fees	14,958
Fund Accounting Fees	7,246
Printing Expenses	2,494
Offering costs	17,287
Miscellaneous Expenses	2,826
Total Expenses	110,494
Net Investment Income	854,728

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments Allocated From Master Fund	188,494
Distributions of Realized Gains by Underlying Investment Companies Allocated From Master Fund	120,593
Net Realized Gain	309,087

Net Change in Unrealized Depreciation on Investments Allocated From Master Fund	(1,519,016)

Net Realized and Unrealized Loss on Investments	(1,209,929)

Net Decrease in Net Assets Resulting from Operations	$(355,201)

See accompanying notes to financial statements.

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AOG Institutional Diversified Fund
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended	Period Ended
	March 31, 2023	September 30,
	(Unaudited)	2022*

Operations:
Net Investment Income/(Loss)	$854,728	$(79,698)
Net Realized Gain/(Loss) on Investments	188,494	(234,482)
Distributions of Realized Gains by Underlying Investment Companies	120,593	79,118
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(1,519,016)	407,024
Net Increase/(Decrease) in Net Assets Resulting From Operations	(355,201)	171,962

Beneficial Interest Transactions:
Proceeds from Shares Issued	7,486,001	49,179,000
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	7,486,001	49,179,000

Net Increase in Net Assets	7,130,800	49,350,962

Net Assets:
Beginning of Period	49,450,962	100,000
End of Period	$56,581,762	$49,450,962

Share Activity:
Shares Issued	487,907	3,211,440
Net Increase in Total Shares Outstanding	487,907	3,211,440

*	The AOG Institutional Diversifed Fund commenced operations on December 31, 2021.

See accompanying notes to financial statements.

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AOG Institutional Diversified Fund
STATEMENT OF CASH FLOWS (Unaudited)
For The Six Months Ended March 31, 2023

Cash Flows From Operating Activities:
Net Decrease in Net Assets Resulting From Operations	$(355,201)
Adjustments to Reconcile Net Increase in Net Assets Resulting From Operations to Net Cash Used for Operating Activities:
Purchases of Long-Term Portfolio Investments	(8,637,036)
Change in Unrealized Depreciation on Investments	1,519,016

Changes in Assets and Liabilities:
(Increase)/Decrease in Assets:
Due From Investment Adviser	8,425
Deferred Offering Costs	17,286
Prepaid Expenses and Other Assets	(19,223)
Increase/(Decrease) in Liabilities:
Accrued Audit Fees	(17,541)
Accrued Administration Fees	(1,484)
Accrued Transfer Agency Fees	(134)
Accrued Fund Accounting Fees	(109)
Net Cash Used for Operating Activities	(7,486,001)

Cash Flows From Financing Activities:
Proceeds from Shares Issued	7,486,001
Net Cash Provided by Financing Activities	7,486,001

Net Increase in Cash	—
Cash at Beginning of Period	—
Cash at End of Period	$—

See accompanying notes to financial statements.

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AOG Institutional Diversified Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Six Moths Ended	Period Ended
	March 31, 2023	September 30,
	(Unaudited)	2022*
Net Asset Value, Beginning of Period	$15.37	$15.00
Income From Operations:
Net investment income/(loss) (a)	0.25	(0.06)
Net gain/(loss) from investments (both realized and unrealized)	(0.35)	0.43
Total from operations	(0.10)	0.37

Net Asset Value, End of Period (d)	$15.27	$15.37

Total Return (b, c, d)	(0.65)%	2.47%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$56,582	$49,451
Ratio of Expenses to Average Net Assets (e,f)	2.22%	2.65%
Ratio of Expenses to Average Net Assets (excluding waivers) (e,f)	2.22%	2.71%
Ratio of Net Investment Income/(Loss) to Average Net Assets (e,f)	3.25%	(0.49)%

*	The AOG Institutional Diversifed Fund commenced operations on December 31, 2021.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Not Annualized.

(d)	Includes adjustments made in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial statement purposes and the returns based upon those net assets may differ from the net asset values and returns used for shareholder processing.

(e)	Annualized.

(f)	Includes income and expenses allocated from the Master Fund.

See accompanying notes to financial statements.

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AOG Institutional Diversified Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2023

1.	ORGANIZATION

The AOG Institutional Diversified Fund (the “Auction Fund”) is a Delaware statutory trust registered under the 1940 Act as a diversified, closed-end management investment company. The Auction Fund commenced operations on December 31, 2021.

The Auction Fund and the AOG Institutional Diversified Tender Fund (the “Tender Offer Fund”) together are “Feeder Funds”. As of March 31, 2023, the Tender Offer Fund has not commenced operations.

In pursuing its investment objective, each Feeder Fund invests substantially all of its assets in the AOG Institutional Diversified Master Fund (the “Master Fund” and together with the Feeder Funds, the “Funds” and each, a “Fund”), a Delaware statutory trust registered under the 1940 Act as a diversified, closed-end management investment company. Each Feeder Fund’s portfolio typically will consist solely of the Master Fund’s shares (together with the Feeder Fund Shares, “Shares”). Therefore, each Feeder Fund’s investment results will correspond directly to the investment results of the Master Fund. This form of investment structure is commonly known as a “master feeder” structure. The Master Fund has the same investment objective and identical investment policies as those of the Feeder Funds. The investment objective of each Fund is non-fundamental and, therefore, may be changed without the approval of the shareholders of any Fund (together “Shareholders”). For the convenience of the reader, references to each Feeder Fund’s investments also refer to the Master Fund’s investments and references to the risks of investing in the Master Fund also refer to the risks of investing in each Feeder Fund, except as otherwise provided. The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read in conjunction with the Auction Fund’s financial statements.

As of March 31, 2023, the Auction Fund has a 100% ownership interest in the Master Fund.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Auction Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Auction Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Net Asset Value Determination – The Auction Fund calculates its Net Asset Value (“NAV”) as of the close of business on the last business day of each calendar month, each date that Shares are offered or repurchased, as of the date of any distribution and at such other times as the Board of Trustees (the “Board”) shall determine (each, a “Determination Date”). In determining its NAV, the Auction Fund values its investments as of the relevant Determination Date. The NAV of each Fund equals the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

Investment in the Master Fund – The Auction Fund’s investment in the Master Fund is valued at an amount equal to the net asset value of the investment without discount or premium, which approximates fair value. Income, expense and net realized gain (losses) of the Master Fund, are allocated each month to the Auction Fund based on its pro -rata ownership of the Master Fund. The more relevant disclosure regarding fair value measurements impacting the Auction Fund is related to the Master Fund’s investment portfolio. Such disclosure can be found in the Notes to the Master Fund’s attached financial statements.

Valuation of Investments – Because each Feeder Fund invests all or substantially all of its assets in the Master Fund, the value of the assets of each Feeder Fund depends on the value of its pro rata interest in the Master Fund investments. The Adviser oversees the valuation of each Fund’s investments on behalf of each Fund. The Board has approved valuation procedures for each Fund, which are in substance identical (the “Valuation Procedures”).

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AOG Institutional Diversified Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2023

The Valuation Procedures provide that the Master Fund will value its investments in funds, including privately offered pooled investment vehicles, such as hedge funds, which are issued in private placements to investors that meet certain suitability standards (“Private Markets Investment Funds”) and direct private equity investments at fair value. The fair value of such investments as of each Determination Date ordinarily will be the capital account value of the Master Fund’s interest in such investments as provided by the relevant Private Markets Investment Fund manager as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Master Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Private Markets Investment Fund manager’s valuations and the relevant Determination Date.

A meaningful input in each Fund’s Valuation Procedures will be the valuations provided by the Private Markets Investment Fund managers. Specifically, the value of the Master Fund’s investment in Private Markets Investment Funds generally will be valued using the “practical expedient,” in accordance with Accounting Standards Codification (ASC) Topic 820, based on the valuation provided to the Adviser by the Private Markets Investment Fund in accordance with the Private Markets Investment Fund’s own valuation policies. Generally, Private Markets Investment Fund managers value investments of their Private Markets Investment Funds at their market price if market quotations are readily available. In the absence of observable market prices, Private Markets Investment Fund managers value investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. The determination of fair value by Private Markets Investment Fund managers is then based on the best information available in the circumstances and may incorporate management’s own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. Investments for which market prices are not observable include private investments in the equity of operating companies, real estate properties or certain debt positions.

Market quotations will not be readily available for most of the Master Fund’s investments. To the extent the Funds hold securities or other instruments that are not investments in Private Markets Investment Funds or direct private equity investments, the Funds will generally value such assets as described below.

Equity Securities – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of a Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities – If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of a Fund’s or the Master Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

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AOG Institutional Diversified Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2023

Valuation of Fund of Funds – The Master Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurance that the market discount or market premium on shares of any closed-end investment company purchased by the Master Fund will not change.

Exchange-Traded Funds – The Master Fund may invest in exchange-traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Master Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Fair Value Procedures – Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee established by the Board. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of a Fund are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Funds calculate net asset value. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

The Auction Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

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AOG Institutional Diversified Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2023

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of March 31, 2023 for the Auction Fund’s assets measured at fair value:

				Investments
Assets	Level 1	Level 2	Level 3	Valued at NAV*	Total
Master Fund	$—	$—	$—	$56,656,097	$56,656,097
Total	$—	$—	$—	$56,656,097	$56,656,097

*	Investments valued using NAV as the practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals presented on the Statement of Assets and Liabilities.

There were no transfers into or out of Levels 2 or 3 during the period.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Realized gains and losses from sales of securities are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Expenses – Each Feeder Fund, and therefore, Shareholders, bears all expenses incurred in the business of such Feeder Fund, and, through its investment in the Master Fund, a pro-rata portion of the operating expenses of the Master Fund, including any charges, allocations and fees to which the Master Fund is subject as an investor in the private markets investment funds. Each Feeder Fund bears certain ongoing offering costs associated with the Fund’s continuous offering of Shares.

Offering Costs – Offering costs will be amortized on a straight line basis over the first twelve months of the Master Fund’s operations. Offering costs consist primarily of legal fees in connection with the preparation of the initial registration statement and related filings. As of March 31, 2023, the total offering costs amounted to $17,287.

Federal Income Taxes – Each Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent all earnings are distributed to shareholders on a timely basis. Therefore, no federal income tax provision has been recorded.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the year ended September 30, 2022. The Fund identifies its major tax jurisdictions as U.S. federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

13

AOG Institutional Diversified Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2023

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid quarterly and are recorded on the ex -dividend date. Distributions from net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Indemnification – In the normal course of business the Auction Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Auction Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Auction Fund. The Auction Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Adviser is of the view that risk of loss to the Auction Fund in connection with the Auction Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Auction Fund.

3.	AGREEMENTS

AOG Wealth Management serves as the Funds’ investment adviser (the “Adviser”). Effective November 16, 2022 and in consideration of the services provided by the Adviser to the Funds, the Master Fund pays the Adviser a fee (the “Management Fee”), accrued daily and payable monthly, at the annual rate of 1.49% of the Master Fund’s average daily Managed Assets. Prior to November 16, 2022 the Master Fund paid the Adviser a management fee accrued daily and payable monthly, at the annual rate of 0.50% of the Master Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Master Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Feeder Fund’s accrued liabilities (other than money borrowed for investment purposes), and calculated before giving effect to any repurchase of shares on such date. Through its investment in the Master Fund, each Feeder Fund bears a proportionate share of the investment management fee paid by the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Master Fund. The Management Fee is paid to the Adviser out of the Master Fund’s assets and, therefore, decreases the net profits or increases the net losses of each Feeder Fund. Through its investment in the Master Fund, each Feeder Fund bears a proportionate share of the investment management fee paid by the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Master Fund.

The Adviser has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep Fund Operating Expenses (defined below) incurred by the Fund from exceeding 2.95% of the Fund’s average daily net assets until January 12, 2024. “Fund Operating Expenses” are defined to include all expenses incurred in the business of the Fund, either directly or indirectly through its investment in the Master Fund, provided that the following expenses (“excluded expenses”) are excluded from the definition of Fund Operating Expenses: (a) the Fund’s proportional share of (i) any acquired fund fees and expenses incurred by the Master Fund, (ii) short sale dividend and interest expenses, and any other interest expenses, incurred by the Master Fund in connection with its investment activities, (iii) fees and expenses incurred in connection with a credit facility, if any, obtained by the Master Fund, (iv) taxes paid by the Master Fund, (v) certain insurance costs incurred by the Master Fund, (vi) transactional costs, including legal costs and brokerage fees and commissions, associated with the acquisition and disposition of the Master Fund’s Portfolio Investments and other investments, (vii) non routine expenses or costs incurred by the Master Fund, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings and tender offers and liquidations and (viii) other expenditures which are capitalized in accordance with generally accepted accounting principles; and (b)(i) any class-specific expenses (including distribution and service (12b-1) fees and shareholder servicing fees), (ii) Nasdaq Private Fund Secondaries expenses, (iii) any acquired fund fees and expenses, (iv) short sale dividend and interest expenses, and any other interest expenses incurred by the Fund in connection with its investment activities, (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund, (vi) taxes,(vii) certain insurance costs, (viii) transactional costs, including legal costs and brokerage fees and commissions, associated with the acquisition and

14

AOG Institutional Diversified Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2023

disposition of the Fund’s Portfolio Investments and other investments, (ix) non routine expenses or costs incurred by the Fund, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings and tender offers and liquidations and (x) other expenditures which are capitalized in accordance with generally accepted accounting principles. In addition, the Adviser may receive from the Fund the difference between the Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three- year period preceding the date of the recoupment if at any point Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment. The agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Fund. If the agreement is terminated by the Adviser, the effective date of such termination will be the last day of the current term.

4.	PURCHASE, EXCHANGE AND REPURCHASE OF SHARES

Only Shares of the Auction Fund are available for purchase by prospective investors. During the first 12-18 months of the Auction Fund’s operations, investors (i) will be able to purchase Auction Fund Shares monthly directly from the Auction Fund at their net asset value (“NAV”) calculated as of the last business day of each month, and (ii) will not be able to sell or redeem their Auction Fund Shares. The Adviser did not waive any fees for the six months ended March 31, 2023.

Beginning approximately 12-18 months following the date the Auction Fund commences operations, the Auction Fund may accept initial and additional purchases of Shares through an auction conducted via The Nasdaq Private Market, LLC and its registered broker dealer and alternative trading system subsidiary, NPM Securities, LLC (the “Nasdaq Private Market”). As of March 31, 2023, the Auction Fund has not accepted purchases of Shares through the Nasdaq Private Market.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Auction Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation as of March 31, 2023, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Depreciation
$57,768,089	$—	$(1,111,992)	$(1,111,992)

6.	TAX COMPONENTS OF CAPITAL

As of September 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$—	$—	$(36,826)	$—	$(155,364)	$(407,024)	$214,834

The difference between book basis and tax basis accumulated ordinary income/(loss), accumulated net realized losses and other book/tax differences are primarily attributable to the tax adjustments related to the Fund’s Investment in the AOG Institutional Diversified Master Fund.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $36,826.

15

AOG Institutional Diversified Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2023

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, resulted in reclassifications for the Fund for the fiscal period ended September 30, 2022 as follows:

Paid In	Distributable
Capital	Earnings
$(42,872)	$42,872

7.	RISKS

Investment in a Fund is speculative and involves substantial risks, including the risk of loss of a Shareholder’s entire investment. No guarantee or representation is made that a Fund will achieve its investment objective, and investment results may vary substantially from year to year. Additional risks of investing in a Fund are set forth below.

Certain risk factors below discuss the risks of investing in Private Markets Investment Funds. The Fund will be exposed to such risks indirectly through its investment in the Master Fund.

Equity Securities Risk – When the Fund invests in equity securities, the Fund’s investments in those securities are subject to price fluctuations based on a number of reasons of issuer -specific and broader economic or international considerations. They may also decline due to factors which affect a particular industry or industries. In addition, equity securities prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The prices of common equity securities are also sensitive to the market risks described above. Common equity securities in which the Fund may invest are structurally subordinated to other instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently riskier than preferred stock or debt instruments of such issuers. In addition, dividends on common equity securities which the Fund may hold are not fixed and there is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Real Estate Securities Risks – The Fund may invest in publicly-traded and non-traded real estate investment trusts (“REITs”) or Private Markets Investment Funds that hold real estate as well as invest in real estate directly through entities owned or controlled directly or indirectly by the Fund, including one or more entities that qualify as a REIT for federal income tax purposes such (a “REIT Subsidiary”). As a result, its portfolio may be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies investing in real estate is affected by, among other things: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates and leverage.

REIT Risk – REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Restricted and Illiquid Investments Risk – The Fund’s investments are also subject to liquidity risk, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices to satisfy its obligations. The Adviser may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

16

AOG Institutional Diversified Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2023

Private Markets Investment Funds – The managers of the Private Markets Investment Funds in which the Master Fund may invest may have relatively short track records and may rely on a limited number of key personnel. The portfolio companies in which the Private Markets Investment Funds may invest also have no, or relatively short, operating histories, may face substantial competitive pressures from larger companies, and may also rely on a limited number of key personnel. The Master Fund will not necessarily have the opportunity to evaluate the information that a Private Markets Investment Fund uses in making investment decisions.

Master-Feeder Structure – The Feeder Funds and the Master Fund are part of a “master-feeder” structure. While it currently has no intention to do so, the Master Fund may accept investments from other investors, including other investment vehicles that are managed or sponsored by the Adviser, or an affiliate thereof, which may or may not be registered under the 1940 Act and which may be established in jurisdictions outside of the United States. Because each Feeder Fund may be subject to different investment minimums, feeder-specific expenses and other terms, one Feeder Fund may offer access to the Master Fund on more attractive terms, or could experience better performance, than the Feeder Funds. In addition, because each Feeder Fund incurs expenses that may not be incurred by other investors investing directly or indirectly in the Master Fund, such investors may experience better performance than investors in a Feeder Fund. If other investors in the Master Fund, including other investment vehicles that are managed or sponsored by the Adviser or an affiliate thereof, request to have their Master Fund Shares repurchased, this may reduce the amount of a Feeder Fund’s Master Fund Shares that may be repurchased by the Master Fund and, therefore, the amount of Feeder Fund Shares that may be repurchased by a Feeder Fund.

8.	CAPITAL SHARE TRANSACTIONS

For the six months ended March 31, 2023 capital share transactions were as follows:

	Shares	Dollars
Shares issued	487,907	$7,486,001
Shares redeemed	—	—
Net Capital Share Transactions	487,907	$7,486,001

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

17

AOG Institutional Diversified Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
March 31, 2023

As a shareholder of the Auction Fund you will incur ongoing costs, including management fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Auction Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

The example is based on an investment of $1,000 invested and held for the entire period from October 1, 2022 through March 31, 2023.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Auction Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Auction Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Auction Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning shares in different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning
	Account	Ending		Expenses Paid
	Value	Account Value	Annualized	During the Period
	(10/1/22)	(3/31/23)	Expense Ratio	(10/1/22 to 3/31/23)*
Actual	$1,000.00	$994.10	2.22%	$11.04
Hypothetical (5% return before expenses)	$1,000.00	$1,013.86	2.22%	$11.15

*	Expenses are equal to the Auction Fund’s annualized expense ratio, multiplied by 182/365 (to reflect the full half-year period).

18

AOG FUNDS NOTICE OF PRIVACY POLICY AND PRACTICES

FACTS	WHAT DOES AOG INSTITUTIONAL DIVERSIFIED FUND, AOG INSTITUTIONAL DIVERSIFIED TENDER FUND AND AOG DIVERSIFIED MASTER FUND (TOGETHER THE “AOG FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Assets ● Checking Account Information	● Purchase History ● Account Balances ● Account Transactions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons AOG Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does AOG share this?	Can you limit this sharing?
For our everyday business purposes- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call us at 877-600-3573

19

Who are we	Page 2
Who is providing this notice?	AOG Institutional Diversified Fund, AOG Institutional Diversified Tender Fund and AOG Diversified Master Fund (together the “AOG Funds”)

What we do
How do AOG Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do AOG Funds collect my personal information?

We collect your personal information, for example, when detail is disclosed via an application, in conversation, or regarding your transactions which may include, but is not limited to

●     Name, phone number, social security number, assets, income, and date of birth; and

●     Account number, balance, payments, parties to transactions, or cost basis information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● AOG Funds do not share with affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● AOG Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● AOG Funds do not jointly market.

20

Investment Adviser
AOG Wealth Management
11911 Freedom Drive, Suite 730
Reston, VA 20190

Administrator
Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-618-3456 or by referring to the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

AOG SAR23

AOG Institutional Diversified Master Fund

Semi-Annual Report

March 31, 2023

This Page Intentionally Left Blank

TABLE OF CONTENTS

Letter to Shareholders	Page 1
Portfolio Review	Page 4
Schedule of Investments	Page 5
Statement of Assets and Liabilities	Page 7
Statement of Operations	Page 8
Statement of Changes in Net Assets	Page 9
Statement of Cash Flows	Page 10
Financial Highlights	Page 11
Notes to Financial Statements	Page 12
Disclosure of Fund Expenses	Page 22
Supplemental Information	Page 23
Notice of Privacy Policy	Page 24

2022 posed a significant challenge for the traditional “60/40” portfolio, comprised of 60% stock (S&P 500 Index) and 40% bonds (Bloomberg Aggregate Bond Index)1. Historically, when stocks trade down, bonds often hold their value. For the first time in 40 years, market conditions in 2022 produced double digit negative returns in both the S&P 500 (down -18.11%) and the Bloomberg Aggregate Bond Index (-13.01%), resulting in a loss of -16.07% for the “60/40” portfolio. In contrast, AOGFX achieved a positive return of +1.93% in 2022, outpacing the return on the “60/40” by +18.00%. On a semi-annual basis, for the period ending March 31st, 2023 the S&P 500 produced a return of 12.71% and the Bloomberg Aggregate Bond Index delivered 3.99% equating to a 9.22% return for the “60/40” portfolio. Over the same time period the AOGFX fund delivered a return of -0.59%. When considering a longer time period, the 1-Year return for the respective portfolios are -6.55% (“60/40”) and -1.10% (AOGFX). The outperformance of the AOGFX fund over the longer-term can also be observed from the annualized return since its inception which stands at 1.39%, this while the traditional “60/40” portfolio delivered -9.20% over the same time frame.

The first quarter of 2023 has presented a different market environment compared to the conditions experienced in 2022. The S&P 500 was up +7.50%, and the Bloomberg Aggregate Bond index was up +2.96%, leading the “60/40” portfolio to earn a +5.68% return. While AOGFX has not kept pace with the “60/40” portfolio, the Fund’s -0.20% return was achieved with reduced volatility, which aligns with the goal of achieving a reasonable rate of risk-adjusted returns with low correlation among holdings Furthermore, AOGFX has still significantly outperformed the “60/40” portfolio when combining 2022 and 2023 year to date as represented by the “since inception” values stated earlier.

Continued changes in market conditions have had a significant impact on the performance of commercial real estate investments. Valuations have been adjusted due to changing assumptions surrounding exit capitalization and discount rates, resulting in a shift to slightly negative performance in 2023. In 2022, Private Real Estate contributed positively to the portfolio, adding +2.92% on a full-year basis. However, year-to-date performance attribution from this category has been -1.19%, and for the 6-months ending March 31st, 2023 real estate detracted -1.87% from the portfolio. We expect to reduce this asset class further, particularly broad equity exposure of it, as further reductions may well be ahead in the next four to six quarters.

Continued increases in interest rates have positively impacted the performance of the Private Credit category, which primarily consists of floating-rate loans. As a result, we have observed a favorable shift in performance within this category, with an increase in distribution rates for investments. Private Credit has been the standout performance enhancer for AOGFX, delivering

The performance data quoted represents past performance of the AOG Institutional Diversified Master Fund (a Delaware statutory trust registered under the 1940 Act as a diversified, closed-end management investment company) since its first full calendar month of operations. Due to the “master feeder” structure by which the Fund invests substantially all of its assets in the Master Fund, the Fund’s investment results will correspond directly to the investment results of the Master Fund. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Returns are presented before taxes. You can obtain performance information which is current through the most recent month-end by contacting AOG Wealth Management at 1-703-757-8020.

a year-to-date performance attribution of (+0.78%), compared to an addition of only (+0.33%) in 2022. On a semi-annual basis Private Credit delivered the largest attribution to performance, adding 1.95%. We are optimistic about the future performance of this category given the current interest rate environment and expect to increase this Asset Class in future quarters.

Private Equity negatively impacted the portfolio in 2022 (-1.11%); however, as underlying fund managers deployed capital at opportune times, it’s led to subsequently more favorable returns for this asset class. Despite market dislocations, we remain optimistic about the potential for accretive valuations over the long term. Through the first quarter of 2023, the asset class’s attribution is (+0.22%), while the past 6-month period saw a (-0.64%) attribution from the asset class. Additionally, we currently hold a cash level above long-term expectations, as we have been conserving dry powder for future capital calls and opportunistic investment opportunities.

The current economic environment continues to present challenges, as the Federal Reserve remains focused on bringing down inflation by raising interest rates. These actions have already had a negative impact on various sectors of the economy, including three Regional Banks so far. As a result of higher interest rates, declining earnings in the stock market and other major indicators reporting slowing economic growth, we believe that there is a strong possibility that the US economy is heading into a recession, despite many market participants pricing in interest rate cuts and higher stock valuations this year.

We remain confident in our focus on reduced volatility with low correlation among holdings, while providing a competitive risk adjusted rate of return. While we acknowledge the challenges presented by the current economic environment, we are constantly monitoring market conditions and adjusting the portfolio as necessary to ensure we are well-positioned for likely future economic scenarios. By maintaining a diversified portfolio of illiquid investments, we believe that we can deliver strong returns while mitigating risk in the face of economic headwinds.

James Ortlip
Chief Investment Officer

Only shares of the AOG Institutional Diversified Fund (“Auction Fund”) are available for purchase by eligible investors and will not be listed on any national securities exchange. The Auction Fund is a closed-end tender offer fund. The form of investment structure for this product is commonly known as a “master feeder” structure. The Auction Fund invests substantially all of its assets in the AOG Institutional Diversified Master Fund (the “Master Fund.”) which has the same investment objective and identical investment policies as those of the Auction Fund. Therefore, the Auction Fund’s investment results will correspond directly to the investment results of the Master Fund.

An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Fund’s prospectus. To obtain a prospectus, please call 703-757-8020 or visit aogfunds.com. Please read the prospectus carefully before investing.

An Investment in the Fund is speculative and involves substantial risks, including the risk of loss of an investor’s entire investment. Investors may not have immediate access to invested capital for an indefinite period of time and must have the financial ability, sophistication/experience, and willingness to bear the risks of an illiquid investment. No guarantee or representation is made that the Fund will achieve its investment objectives, and investment results may vary substantially from year to year. Additional risks of investing in the Fund are set forth below.

Past performance does not guarantee future results. Diversification does not assure a profit nor protect against loss in a declining market. Fund holdings and allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

The following fees are listed in the Fund’s prospectus dated 1/12/23, based on the asset level as of 9/30/22: Total Gross Expenses – 5.05%, (Less Expense Limitation & Reimbursement) – (1.25%), Total Net Annual Expenses – 4.20% The Adviser has contractually agreed to waive fees and/or to reimburse expenses until the date that is one-year from the date of the Prospectus. The net expense ratio is applicable to investors.

You should consider the shares to be an illiquid investment. An investor’s participation in the Fund is a long-term commitment, with no certainty of return. No shareholder or other person holding shares acquired from a shareholder has the right to require a Fund to repurchase any shares. No public market for shares exists, and none is expected to develop in the future.

Additional Key Considerations

Private equity holdings and the portfolio companies in which Private Markets Investment Funds may invest also have no, or relatively short, operating histories, may face substantial competitive pressures from larger companies, and may also rely on a limited number of key personnel. Additionally, there will generally be no readily available market for the Master Fund’s investments so valuations are difficult and may not necessarily reflect the value of any such investment’s underlying assets. Credit securities are subject to the risk that debt issuers will not make payments, resulting in losses to the Fund, and default perceptions could reduce the value and liquidity of securities. Lower credit quality may affect the liquidity of a security and may lead to greater volatility in the price of a security and in shares of the Fund. Investments in real estate securities are subject to additional risks such as declines in property value and increased susceptibility to adverse economic or regulatory developments. Shareholders will pay the fees and expenses of a Feeder Fund and will indirectly bear the fees and expenses of the Master Fund and accordingly will indirectly bear the fees, expenses, incentive allocations, and carried interest in the case of some of the Private Markets Investment Funds in which the Master Fund invests.

The Fund is distributed by UMB Distribution Services, LLC (“UMBDS”). UMBDS is not affiliated with the AOG Institutional Diversified Master Fund or AOG Wealth Management.

[1]	The hypothetical example is for illustrative purposes only and does not represent the returns of any particular investment. Bloomberg Barclays US Aggregate Bond Index is an index designed to represent the broad US investment grade fixed rate bond market. S&P 500 Index is an index of US equities meant to reflect the risk/return characteristics of the large cap universe, one of the most commonly used benchmarks for the overall US stock market. It is not possible to invest directly in an index.

AOG Institutional Diversified Master Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2023

The Fund’s performance figures* for the periods ended March 31, 2023, compared to its benchmark

			Annualized
			Since Inception
	Six Months	One Year	(12/31/2021)
AOG Institutional Diversified Master Fund	(0.45)%	(0.39)%	2.13%
S&P 500 Total Return Index (a)	15.62%	(7.73)%	(9.72)%

(a)	The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index.

*	The Fund’s total annual operating expenses, including underlying funds, is 4.20%, per the January 12, 2023 prospectus. Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The table does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-877-600-3573.

Holdings By Asset Class as of March 31, 2023	% of Net Assets
Private Real Estate Investment Trusts	28.9%
Closed-End Interval Funds - Alternative	18.7%
Private Equity Funds	12.0%
Private Business Development Companies	7.1%
Closed-End Interval Funds - Fixed Income	6.9%
Private Investment Funds	5.3%
Closed-End Interval Funds - Equity	5.0%
Open-End Fund	3.5%
Closed-End Interval Funds - Real Estate	3.4%
Partnership Interest	0.4%
Money Market Fund	8.1%
Other Assets in Excess of Liabilities	0.7%
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

AOG Institutional Diversifed Master Fund
Schedule of Investments (Unaudited)
March 31, 2023

Shares		Fair Value
	PRIVATE REAL ESTATE INVESTMENT TRUSTS - 28.9%
105,419	Arctrust III, Inc. (a)(b)	$1,096,996
230,893	Ares Real Estate Income Trust (a)	1,992,608
107,660	Cottonwood Communities (a)	1,987,396
181,338	Hines Global Income Trust, Inc. (a)	1,929,440
62,345	Invesco REIT, Class I (a)	1,898,171
139,721	Jones Lang LaSalle Income Property Trust, Inc. (a)	1,923,953
153,792	Nuveen Global Cities REIT, Inc. (a)	1,908,560
114,486	RREEF Property Trust, Inc. (a)	1,714,996
74,301	Starwood NAV REIT (a)	1,897,655
	TOTAL PRIVATE REAL ESTATE INVESTMENT TRUSTS (Cost - $16,767,851)	16,349,775

	CLOSED-END INTERVAL FUNDS - 34.0%
	ALTERNATIVE FUNDS - 18.7%
79,889	Ares Landmark Private Markets Fund (a)(c)	2,044,370
243,013	Carlyle Tactical Private Credit Fund (a)	2,017,011
79,558	CION Ares Diversified Credit Fund (a)	1,938,032
46,200	Conversus Stepstone Private Markets Fund (a)	2,132,150
86,836	Variant Alternative Income Fund (a)(c)	2,496,527
		10,628,090
	EQUITY FUNDS - 5.0%
52,951	Bluerock Total Income+ Real Estate Fund (a)	1,803,518
25,431	The Private Shares Fund (a)(c)	1,056,163
		2,859,681
	FIXED INCOME FUNDS - 6.9%
88,214	Apollo Diversified Credit Fund	1,877,189
185,529	Cliffwater Enhanced Lending Fund (a)	2,012,987
		3,890,176
	REAL ESTATE FUND - 3.4%
62,635	KKR Real Estate Select Trust, Inc. (a)	1,914,135

	TOTAL CLOSED END INTERVAL FUNDS (Cost - $19,596,110)	19,292,082

	PRIVATE EQUITY FUNDS - 12.0%
60,012	CPG Carlyle Commitments (a)	1,901,774
898,837	iCapital Carlyle Direct Access II, LP (a)(c)	898,837
60,476	iCapital KKR Private Markets Fund (a)	1,960,029
140,649	Pomona Investment Fund, Class I (a)(c)	2,049,255
	TOTAL PRIVATE EQUITY FUNDS (Cost - $7,168,104)	6,809,895

	PRIVATE BUSINESS DEVELOPMENT COMPANIES - 7.1%
	ASSET MANAGEMENT - 7.1%
84,842	Apollo Debt Solutions BDC	2,020,927
217,564	Owl Rock Core Income (a)	2,010,288
	TOTAL PRIVATE BUSINESS DEVELOPMENT COMPANIES (Cost - $4,000,000)	4,031,215

See accompanying notes to financial statements.

AOG Institutional Diversifed Master Fund
Schedule of Investments (Unaudited)(Continued)
March 31, 2023

Shares		Fair Value
	OPEN-END FUND - 3.5%
76,289	Cantor Fitzgerald Income Trust, Inc. (a) (Cost - $1,969,644)	$1,964,442

	PRIVATE INVESTMENT FUNDS - 5.3%
95,585	Barings Private Credit Corporation	1,988,162
50,125	Carlyle Secured Lending III (a)(c)	1,000,000
	TOTAL PRIVATE INVESTMENT FUNDS (Cost - $3,000,000)	2,988,162

	PARTNERSHIP INTEREST - 0.4%
	ASSET MANAGEMENT - 0.4%
272,500	Alpha Partners Fund III, LP (a)(c) (Cost - $272,500)	226,646

	SHORT-TERM INVESTMENT - 8.1%
	MONEY MARKET FUND - 8.1%
4,583,480	Federated Hermes U.S. Treasury Cash Reserves - Institutional Class, 4.37% (Cost - $4,583,480)(d)	4,583,480

	TOTAL INVESTMENTS - 99.3% (Cost $57,357,689)	$56,245,697
	ASSETS IN EXCESS OF OTHER LIABILITIES - 0.7%	410,400
	NET ASSETS - 100.0%	$56,656,097

BDC	- Business Development Company

LP	- Limited Partnership

REIT	- Real Estate Investment Trust

(a)	Illiquid security.

(b)	Level 3 security fair valued using significant unobservable inputs. See Note 2.

(c)	Non-income producing security.

(d)	Represents seven day yield as of March 31, 2023.

See accompanying notes to financial statements.

AOG Institutional Diversified Master Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2023

Assets:
Investments in Securities at Cost	$57,357,689
Investments in Securities at Value	$56,245,697
Advance investment purchase	1,000,000
Dividends and Interest Receivable	556,948
Prepaid Expenses and Other Assets	41,536
Total Assets	57,844,181

Liabilities:
Payable for advance subscription	1,035,000
Accrued Advisory Fees	134,448
Accrued audit fees	4,987
Trustees fees payable	75
Accrued administration fees	8,150
Other Accrued Expenses	5,424
Total Liabilities	1,188,084

Net Assets	$56,656,097

Total Shares of Beneficial Interest Outstanding
($0 par value, unlimited shares authorized)	3,679,807

Net Asset Value and Offering Price Per Share
(Net assets / Total shares of beneficial interest outstanding)	$15.40

Composition of Net Assets:
Paid-in-Capital	$56,530,440
Accumulated Earnings	125,657
Net Assets	$56,656,097

See accompanying notes to financial statements.

AOG Institutional Diversified Master Fund
STATEMENT OF OPERATIONS (Unaudited)
For The Six Months Ended March 31, 2023

Investment Income:
Dividend Income	$1,352,560
Interest Income	85,466
Total Investment Income	1,438,026

Expenses:
Investment Advisory Fees	330,372
Administration Fees	47,134
Compliance Officer Fees	29,633
Trustees’ Fees	11,966
Registration & Filing Fees	2,493
Legal Fees	22,596
Audit Fees	4,987
Printing Expenses	7,315
Fund Accounting Fees	7,247
Custody Fees	4,987
Miscellaneous Expenses	4,074
Total Expenses	472,804
Net Investment Income	965,222

Net Realized & Unrealized Gain/(Loss) on Investments:
Net Realized Gain on:
Investments	188,494
Distributions of Realized Gains by Underlying Investment Companies	120,593
Net Realized Gain	309,087

Net Change in Unrealized Depreciation on Investments	(1,519,016)

Net Realized and Unrealized Loss on Investments	(1,209,929)

Net Decrease in Net Assets Resulting from Operations	$(244,707)

See accompanying notes to financial statements.

AOG Institutional Diversified Master Fund
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended	Period Ended
	March 31, 2023	September 30,
	(Unaudited)	2022*

Operations:
Net Investment Income	$965,222	$118,704
Net Realized Gain/(Loss) on Investments	188,494	(234,482)
Distributions of Realized Gains by Underlying Investment Companies	120,593	79,118
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(1,519,016)	407,024
Net Increase/(Decrease) in Net Assets Resulting From Operations	(244,707)	370,364

Beneficial Interest Transactions:
Proceeds from Shares Issued	7,362,727	49,167,713
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	7,362,727	49,167,713
Net Increase in Net Assets	7,118,020	49,538,077

Net Assets:
Beginning of Period	49,538,077	—
End of Period	$56,656,097	$49,538,077

Share Activity:
Shares Issued	476,099	3,203,708
Net Increase in Total Shares Outstanding	476,099	3,203,708

*	The AOG Institutional Diversified Master Fund commenced operations on December 31, 2021.

See accompanying notes to financial statements.

AOG Institutional Diversified Master Fund
STATEMENT OF CASH FLOWS (Unaudited)
For The Six Months Ended March 31, 2023

Cash Flows From Operating Activities:
Net Decrease in Net Assets Resulting From Operations	(244,707)
Adjustments to Reconcile Net Increase in Net Assets Resulting From Operations to Net Cash Used for Operating Activities:
Purchases of Long-Term Portfolio Investments	(11,617,898)
Proceeds From Sale of Long-Term Portfolio Investments	1,077,655
Net Short Term Investment Sales	1,376,091

Net Realized Gain on Investments	(188,494)
Change in Unrealized Depreciation on Investments	1,519,016

Changes in Assets and Liabilities:
(Increase)/Decrease in Assets:
Dividends and Interest Receivable	(350,676)
Prepaid Expenses and Other Assets	(25,287)
Increase/(Decrease) in Liabilities:

Accrued Advisory Fees	84,064
Accrued Administration Fees	1,120
Trustees Fees Payable	(7,534)
Legal Fees Payable	(16,800)
Audit Fees Payable	(5,013)
Other Accrued Expenses	736
Net Cash Used for Operating Activities	(8,397,727)

Cash Flows From Financing Activities:
Advance Subscription	1,035,000
Proceeds from Shares Issued	7,362,727
Net Cash Provided by Financing Activities	8,397,727

Net Increase in Cash	—
Cash at Beginning of Period	—
Cash at End of Period	—

See accompanying notes to financial statements.

AOG Institutional Diversified Master Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Six Months Ended	Period Ended
	March 31, 2023	September 30,
	(Unaudited)	2022
Net Asset Value, Beginning of Period	$15.46	$15.00
Income From Operations:
Net investment income (a,b)	0.28	0.07
Net gain/(loss) from investments (both realized and unrealized)	(0.34)	0.39
Total from operations	(0.06)	0.46

Net Asset Value, End of Period (e)	$15.40	$15.46

Total Return (c,d,e)	(0.39)%	3.07%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$56,656	$49,538
Ratio of Expenses to Average Net Assets (f,g)	1.79%	1.42%
Ratio of Expenses to Average Net Assets (excluding waivers) (f,g)	1.79%	1.61%
Ratio of Net Investment Income to Average Net Assets (b,f,g)	3.66%	0.73%
Portfolio turnover rate (d)	2%	7%

*	The AOG Institutional Diversified Master Fund commenced operations on December 31, 2021.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(d)	Not Annualized.

(e)	Includes adjustments made in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial statement purposes and the returns based upon those net assets may differ from the net asset values and returns used for shareholder processing.

(f)	Annualized.

(g)	Does not include the expenses of other investment companies in which the fund invests, if any.

See accompanying notes to financial statements.

AOG Institutional Diversified Master Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2023

1.	ORGANIZATION

The AOG Institutional Diversified Master Fund is a Delaware statutory trust registered under the 1940 Act as a diversified, closed-end management investment company. The Master Fund commenced operations on December 31, 2021.

The AOG Institutional Diversified Fund (the “Auction Fund”) and the AOG Institutional Diversified Tender Fund (the “Tender Offer Fund”) together are “Feeder Funds”. As of March 31, 2023, the Tender Offer Fund has not commenced operations.

The Feeder Funds invest substantially all of their assets in the AOG Institutional Diversified Master Fund (the “Master Fund” and together with the Feeder Funds, the “Funds” and each, a “Fund”), a Delaware statutory trust registered under the 1940 Act as a diversified, closed-end management investment company. Each Feeder Fund’s portfolio typically will consist solely of the Master Fund’s shares (together with the Feeder Fund Shares, “Shares”). Therefore, each Feeder Fund’s investment results will correspond directly to the investment results of the Master Fund. This form of investment structure is commonly known as a “master feeder” structure. The Master Fund has the same investment objective and identical investment policies as those of the Feeder Funds. The investment objective of each Fund is non-fundamental and, therefore, may be changed without the approval of the shareholders of any Fund (together “Shareholders”). For the convenience of the reader, references to each Feeder Fund’s investments also refer to the Master Fund’s investments and references to the risks of investing in the Master Fund also refer to the risks of investing in each Feeder Fund, except as otherwise provided. The investment objective of each Fund is to seek to provide total return.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Master Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Master Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Net Asset Value Determination – The Master Fund calculates its Net Asset Value (“NAV”) as of the close of business on the last business day of each calendar month, each date that Shares are offered or repurchased, as of the date of any distribution and at such other times as the Board of Trustees (the “Board”) shall determine (each, a “Determination Date”). In determining its NAV, the Master Fund values its investments as of the relevant Determination Date. The NAV of the Fund equals the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

Valuation of Investments – The Valuation Procedures provide that the Master Fund will value its investments in Private Markets Investment Funds and direct private equity investments at fair value. The fair value of such investments as of each Determination Date ordinarily will be the capital account value of the Master Fund’s interest in such investments as provided by the relevant Private Markets Investment Fund manager as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Master Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Private Markets Investment Fund manager’s valuations and the relevant Determination Date.

A meaningful input in the Master Fund’s Valuation Procedures will be the valuations provided by the Private Markets Investment Fund managers. Specifically, the value of the Master Fund’s investment in Private Markets Investment Funds generally will be valued using the “practical expedient,” in accordance with Accounting Standards Codification (ASC) Topic 820, based on the valuation provided to the Adviser by the Private Markets Investment Fund in accordance with the Private Markets Investment Fund’s own valuation policies. Generally, Private Markets

AOG Institutional Diversified Master Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2023

Investment Fund managers value investments of their Private Markets Investment Funds at their market price if market quotations are readily available. In the absence of observable market prices, Private Markets Investment Fund managers value investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. The determination of fair value by Private Markets Investment Fund managers is then based on the best information available in the circumstances and may incorporate management’s own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. Investments for which market prices are not observable include private investments in the equity of operating companies, real estate properties or certain debt positions.

Market quotations will not be readily available for most of the Master Fund’s investments. To the extent the Fund holds securities or other instruments that are not investments in Private Markets Investment Funds or direct private equity investments, the Fund will generally value such assets as described below.

Equity Securities – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of a Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities – If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as the Master Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurance that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange-Traded Funds – The Fund may invest in exchange-traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Funds may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

AOG Institutional Diversified Master Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2023

Fair Value Procedures – Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee established by the Board. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of a Fund are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Fund calculates net asset value. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

The Master Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

AOG Institutional Diversified Master Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2023

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of March 31, 2023 for the Master Fund’s assets measured at fair value:

				Investments
				Valued at
Assets ^	Level 1	Level 2	Level 3	NAV*	Total
Private Real Estate Investment Trusts	$3,638,949	$—	$1,096,996	$11,613,830	$16,349,775
Closed End Interval Funds	15,115,562	—	—	4,176,520	19,292,082
Private Equity Funds	—	—	—	6,809,895	6,809,895
Private Business Development Companies	—	—	—	4,031,215	4,031,215
Open End Fund	—	—	—	1,964,442	1,964,442
Private Investment Funds	1,000,000	—	—	1,988,162	2,988,162
Partnership Interest	—	—	—	226,646	226,646
Short-Term Investment	4,583,480	—	—	—	4,583,480
Total	$24,337,991	$—	$1,096,996	$30,810,710	$56,245,697

^	Please refer to the Schedule of Investments for further classification.

There were no transfers into or out of Level 3 during the period.

*	Investments valued using NAV as the practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals presented on the Statement of Assets and Liabilities.

The following table is a reconciliation of assets in which Level 3 inputs were used in determining value:

			Proceeds from		Change in
			sales and		unrealized
	Beginning	Cost of	principal	Net realized	appreciation/	Transfers into	Transfers out of	Ending Balance
	Balance	purchases	paydowns	gain	(depreciation)	Level 3	Level 3	3/31/23
Investment Interests
Private Real Estate Investment Trusts	$1,090,681	$—	$—	$—	$6,315	$—	$—	$1,096,996
Total Investments	$1,090,681	$—	$—	$—	$6,315	$—	$—	$1,096,996

The following table is a summary of the valuation techniques and unobservable inputs used in the fair value measurements as of March 31, 2023:

	Fair Value as of			Single Input or Range
Investment Type	3/31/23	Valuation Technique(s)	Unobservable Input(s)	of Inputs
Equity Investments	$1,096,996	Cost Method	Index Correlation	N/A
Total	$1,096,996

AOG Institutional Diversified Master Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2023

As of March 31, 2023, the Fund had unfunded commitments and/or contingencies for the below listed securities:

Underlying Fund	Initial Acquisition Date	Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Fund Termination	Redemption Frequency	Notice Period (In Days )	Redemption Restrictions Terms
Partners Fund III, LP	4/11/2022	Private Equity	Private Equity	$ 226,646	$ 773,354	10 Year Term from the final closing date	NA	NA	NA
Apollo Debt Solutions BDC	6/1/2022 & add on 8/1/22	Private Credit	Senior Secured Lending	$ 2,020,927		Perpetual	Quarterly	Quarterly tender window of about 30-days	5% of Aggregate shares outstanding (NAV or Number of shares) Shares held for less than one year and tendered for repurchase will be repurchased at 98% of NAV.
Apollo Diversified Credit Fund (CRDIX) formerly Griffin Institutional Access Credit	3/8/2022, 6/10/22, 9/7/22	Private Credit	Mid-Market BDC	$ 1,877,189		Perpetual	Quarterly	No less than 21 days and more than 42 days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”).	Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. If shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the repurchase request deadline.
Arctrust III, Inc.	3/15/2022	Real Estate	Necessity Retail Real Estate	$ 1,096,996		5-10 Years	NA	NA	NA
Ares Landmark Private Markets Fund	11/1/2022	Private Equity	Private Equity	$ 2,044,370		Perpetual	Quarterly	Each repurchase offer generally is expected to commence approximately 30 days prior to the last business day of each calendar quarter, or on the day determined by the Board. The expiration date of a repurchase offer will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer.	The fund expects to make offers to repurchase shares from shareholders on a quarterly basis. It is anticipated, that under normal circumstances, the fund will conduct repurchases of upto 5% of the Fund’s NAV each quarter. Shares tendered for repurchase within the first year after purchase may be subject to a 2% early repurchase fee.
Ares Real Estate Income Trust	4/1/2022 & 7/1/2022	Real Estate	Core Real Estate	$ 1,992,608		Perpetual	Monthly	Redemption requests must be received on the second to last business day of the month	Up to 2% per month or 5% per quarter of REITs aggregate NAV
Bearings Private Credit Corporation	5/2/2022 & add on 7/1/2022	Private Credit	Private Credit	$ 1,988,162		Perpetual BDC	Quarterly	Quarterly tender window of about 30-days	5% of shares of common stock outstanding
Barings Real Estate Debt Income Fund	TBD	Real Estate	Core Real Estate	-	$ 2,000,000	Perpetual	Quarterly	Redemption requests are accepted on a quarterly basis with a 90 day notice period and are satisfied as liquidity becomes available	Redemptions will be available at the GP’s discretion after a 3 Year Lockup period. On any Quarter end date, if there is insufficient liquidity to satisfy all outstanding requests in full and the GP has determined to satisfy redemption requests in part, redemption amounts will be allocated pro-rata based on latest value of the interest of all outstanding redeeming investors. Lock-Up Period: No redemptions are permitted within 3 Years (Founding Fund LPs)
Bluerock Total Income+ Real Estate Fund	3/8/2022 and 9/7/2022	Real Estate	Core Real Estate	$ 1,803,518		Perpetual	Quarterly	Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the per-class NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).	The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.
Cantor Fitzgerald Income Trust, Inc.	4/1/2022 & 8/1/2022	Real Estate	Core Real Estate	$ 1,964,442		Perpetual	Monthly	Available monthly, paperwork must be received in good order two to three business days prior to the monthly deadline.	Under the Amended SRP, the Company may repurchase during any calendar month shares of its common stock whose aggregate value (based on the repurchase price per share in effect when the repurchase is effected) is 2% of the aggregate NAV as of the last calendar day of the previous month and during any calendar quarter whose aggregate value (based on the repurchase price per share in effect when the repurchase is effected) is up to 5% of the Company’s aggregate NAV as of the last calendar day of the prior calendar quarter. There is no minimum holding period for shares under the Amended SRP and stockholders may request that the Company redeem their shares at any time. However, shares that have not been outstanding for at least one year will be redeemed at 95% of the redemption price.
Carlyle Secured Lending III	1/27/2023 Call #1 due 3/29/23	Private Credit	Private-to-Public BDC	$ 1,000,000	$ 1,000,000	3 Year drawdown period following initial close	No Liquidity during investment period	NA	Following the Drawdown Period, until a Liquidity Event or expiration of the Term, the Company intends to conduct repurchase offers limited to up to 2.5% of outstanding shares on a quarterly basis; repurchase offers will be at the discretion of the Board of Trustees
Carlyle Tactical Private Credit Fund	10/21/2022	Private Credit	Directly Originated Loans	$ 2,017,011		Perpetual	Quarterly	No less than 21 days and no more than 42 days before each Repurchase Request Deadline, the Fund shall send to each Shareholder of record and to each beneficial owner of the Shares that are the subject of the repurchase offer a notification	To provide Shareholders with limited liquidity, the Fund is structured as an “interval fund” and intends to conduct quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares
CION Ares Diversified Credit Fund (CADUX)	4/22/2022 & 5/20/2022 & 6/10/22 & 9/7/22	Private Credit	Private Credit	$ 1,938,032		Perpetual	Quarterly	Shareholder notice will be sent at least 21 days before the repurchase request deadline. The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how Shareholders may ascertain the NAV after the notification date.	The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2.00% of the outstanding Shares of the Fund on the Repurchase Request Deadline.
Cliffwater Enhanced Lending Fund	12/21/2022	Private Credit	Differentiated private debt strategies	$ 2,012,987		Perpetual	Quarterly	Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends. The time between the notification to shareholders and the Redemption Request Deadline is generally 30 days but may vary from no more than 42 days and no less than 21 days.	The fund will offer to repurchase at least 5% of outstanding shares on a quarterly basis. As such, the Fund maintains at least 5% of NAV in liquid assets in order to comply with the Fund’s policy
Conversus Stepstone Private Markets Fund	4/1/2022 and 6/1/2022	Private Equity	Private Equity	$ 2,132,150		Perpetual	Quarterly	Approximately 35 days prior to the Valuation Date.	On a quarterly basis, at the discretion of the Board of Trustees, SPRIM offers a share repurchase program for up to 5% of the Fund’s outstanding shares per quarter. The Fund does not impose any charges in connection with repurchases of Shares except with respect to Shares held less than one year. An early repurchase fee (the “Early Repurchase Fee”) payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares. The Early Repurchase Fee will equal 2.00% of the NAV

AOG Institutional Diversified Master Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2023

Underlying Fund	Initial Acquisition Date	Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Fund Termination	Redemption Frequency	Notice Period (In Days)	Redemption Restrictions Terms
Cottonwood Communities	2/1/2022 & add on 6/1/2022	Real Estate	Multifamily Real Estate	$ 1,987,396		Perpetual	Monthly	Prior to 4 pm two business days prior to the deadline for the month. If a repurchase request is received after 4:00 p.m. (Eastern time) on the second to last business day of the applicable month, the repurchase request will be executed, if at all, on the next month’s Repurchase Date at the transaction price applicable to that month (subject to any early repurchase deduction), unless such request is withdrawn prior to the repurchase.	Shares held less than one year will be redeemed at 95% of transaction price; Class T, Class D and Class I shares that have not been outstanding for at least one year will be repurchased at 95.0% of the transaction price.
CPG Carlyle Commitments	5/2/2022 & 8/1/2022	Private Equity	Private Equity	$ 1,901,774		Perpetual	Quarterly	Quarterly tender window of about 30-days; All requests must be in good order on the last day of the tender period.	Up to 5% of fund’s NAV 2% Early repurchase fee for repurchases within 1 year of investment
Hines Global Income Trust	2/1/2022 & add on 8/1/22	Real Estate	Global Real Estate	$ 1,929,440		Perpetual	Monthly	Redemption requests must be received on the second to last business day of the month	5% Quarterly Limitation No Minimum holding period (shares held less than one year will be redeemed at 95% of price)
iCapital Carlyle Direct Access II, LP	10/14/2022 Call #1 due 11/2/2022 Call #2 due 2/21/2023	Private Equity	Private Equity	$ 780,000	$ 1,220,000	Investment Period: 2 Yrs + 1 Yr Extension (GP Discretion) Term: 8 Yr Term + two 1 Yr extentions	NA	NA	N/A
iCapital KKR Private Markets Fund	6/1/ 2022 & 8/ 1/2022	Private Equity	Private Equity	$ 1,960,029		Perpetual	Quarterly	The date which is 40 business days after the Commencement Date (date in which the offer begins) Subject to the conditions set out in the Offer, note: tendered by Shareholders by 12:00 midnight, Eastern time, on the Notice Date (or, if the Offer is extended, by 12:00 midnight, Eastern time, on the latest applicable Notice Date)	Up to 5% of fund’s NAV 2% Early repurchase fee for repurchases within 1 year of investment
Invesco REIT, Class I	7/1/ 2022 & 10/3/2022	Real Estate	Core Real Estate	$ 1,898,171		Perpetual	Monthly	Requests must be received in good order at least two business days before month-end	Total repurchases are limited to 2% of aggregate NAV per month and 5% per calendar quarter. There is no lock-up period; however, shares not held for at least 12 months will be repurchased at 95% of NAV.
Jones Lang LaSalle Income Property Trust, Inc.	2/22/ 2022 & 7/ 14/22	Real Estate	Core Real Estate	$ 1,923,953		Perpetual	Daily	There are various limitations on your ability to request that we repurchase your shares, including, subject to certain exceptions, a one-year holding period. Otherwise redemptions are processed the business day after receiving the form in good order at the transfer agent.	5% Quarterly Limitation Shares are not eligible for repurchase for the first year after purchase except upon death or disability of the stockholder.
KKR Real Estate Select Trust	5/2/ 2022 & add on 8/ 15/2022	Real Estate	Core Real Estate	$ 1,914,135		Perpetual	Quarterly	Quarterly tender window of about 30-days; All requests must be in good order on the last business day of the tender period by 4 pm Eastern.	The Fund intends, but is not obligated, to conduct quarterly tender offers for up to 5.0% of the aggregate NAV of its outstanding Common Stock at the applicable NAV per share as of the applicable valuation date. Repurchases will be made at such times and on such terms as may be determined by the board of directors of the Fund, in its sole any Common Stock properly tendered will be repurchased by the Fund.
Nuveen Global Cities REIT, Inc.	5/2/2022 & 6/1/2022	Real Estate	Core Real Estate	$ 1,908,560		Perpetual	Monthly	To have your shares repurchased, your repurchase request and required documentation must be received in good order by 4:00 p.m. (Eastern time) on the second to last business day of the applicable month.	Overall limit of 2% of NAV per month and 5% of NAV per calendar quarter Shares held for less than one year will be repurchased at 95% of that month’s transaction price
Owl Rock Core Income	2/1/2022 & 6/1/2022	Private Credit	Mid-Market Direct Lending	$ 2,010,288		Perpetual BDC	Quarterly	Quarterly tender window of about 30-days; All requests must be in good order on the last day of the tender period.	Up to 5%/quarter; 20%/year (share repurchase plan); No early withdrawal charge
Pomona Investment Fund, Class I	7/1/2022 for both	Private Equity	Private Equity	$ 2,049,255		Perpetual	Quarterly	Quarterly tender window of about 21-days; All requests must be in good order on the last day of the tender period.	Up to 5% of fund’s NAV 2% Early repurchase fee for repurchases within 1 year of investment
RREEF Property Trust, Inc.	4/29/2022 & 7/14/2022	Real Estate	Core Real Estate	$ 1,714,996		Perpetual	Daily	Shares will be redeemed at the Company’s net asset value per share for the class of shares being redeemed on the day that the redemption request is deemed to be in good order.	The total amount of redemptions in any calendar quarter will be limited to the shares of our common stock whose aggregate value (based on the redemption price per share on the date of the redemption) is equal to 5% of our combined NAV for such classes of stock as of the last day of the previous calendar quarter. The maximum amount of redemptions during any quarter may never exceed 10% of the combined NAV for such classes of stock as of the last day of the previous calendar quarter.
Starwood NAV REIT	4/1/2022 & 6/1/2022	Real Estate	Core Real Estate	$ 1,897,655		Perpetual	Monthly	To have your shares repurchased, your repurchase request and required documentation must be received in good order by 4:00 p.m. (Eastern time) on the second to last business day of the applicable month.	Shares not held for at least one year will be repurchased at 95% of that month’s transaction price. Overall limit of 2% of SREIT portfolio level NAV per month, and 5% of SREIT portfolio level NAV per calendar quarter
The Private Shares Fund (PIIVX)	2/22/2022 & 9/12/22	Private Equity	Late-Stage VC	$ 1,056,163		Perpetual	Quarterly	Shareholders will receive notification of each Repurchase Request Deadline with instructions on how to submit a repurchase request no less than 21 days and no more than 42 days in advance of that Repurchase Deadline.	Quarterly tenders for up to 5% of the Fund’s outstanding shares at NAV
Variant Alternative Income Fund	1/30/2023	Private Credit	Alternative Income	$ 2,496,527		Perpetual	Quarterly	The time between the notification to Shareholders and the Repurchase Request Deadline is generally thirty (30) days, but may vary from no more than forty-two (42) days to no less than twenty-one (21) days	Quarterly tenders for up to 5% of the Fund’s outstanding shares at NAV
TOTAL				$ 51,543,380	$ 4,993,354

Typically, when the Fund invests in a Private Fund, it makes a binding commitment to invest a specified amount of capital in the applicable Private Fund. The capital commitment may be drawn by the general partner of the Private Fund either all at once, or over time through a series of capital calls at the discretion of the general partner. As such, the Unfunded Commitments column above reflects the remaining amount of the Fund’s commitments to be called by the general partner of the Private Fund. Further, the organizational documents of the Private Funds in which the Fund invests typically have set redemption schedules and notification requirements. As such, the Redemption Frequency column above reflects the frequency in which the Private Fund accepts redemption requests and the Redemption Notice column reflects the number of days of advanced notice required. While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested.

AOG Institutional Diversified Master Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2023

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Realized gains and losses from sales of securities are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date or as soon as the information becomes available and interest income is recorded on the accrual basis.

Expenses – The Master Fund, and therefore, Shareholders, bears all expenses incurred in the business on a pro-rata portion of the operating expenses, including any charges, allocations and fees to which the Master Fund is subject as an investor in the private markets investment funds.

Federal Income Taxes – The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent all earnings are distributed to shareholders on a timely basis. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the year ended September 30, 2022. The Fund identifies its major tax jurisdictions as U.S. federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indemnification – In the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Adviser is of the view that risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

3.	AGREEMENTS

AOG Wealth Management serves as the Funds’ investment adviser (the “Adviser”). Effective November 16, 2022 and in consideration of the services provided by the Adviser to the Funds, the Master Fund pays the Adviser a fee (the “Management Fee”), accrued daily and payable monthly, at the annual rate of 1.49% of the Master Fund’s average daily Managed Assets. Prior to November 16, 2022 the Master Fund paid the Adviser a management fee accrued daily and payable monthly, at the annual rate of 0.50% of the Master Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Feeder Fund’s accrued liabilities (other than money borrowed for investment purposes), and calculated before giving effect to any repurchase of shares on such date. Through its investment in the Master Fund, each Feeder Fund bears a proportionate share of the investment management fee paid by the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Master Fund. The Management Fee is paid to the Adviser out of the Master Fund’s assets and, therefore, decreases the net profits or increases the net losses of each Feeder Fund. Through its investment in the Master Fund, each Feeder Fund bears a proportionate share of the investment management fee paid by the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Master Fund.

Effective November 16, 2022, the Adviser has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep Fund Operating Expenses (defined below) incurred by the Master Fund from exceeding 2.95% of the Fund’s average daily net assets until January 11, 2024. “Fund Operating Expenses” are defined to include all expenses incurred in the business of the Master Fund, provided that the following expenses (“excluded expenses”) are excluded from the definition of Fund Operating Expenses: (i) any acquired fund fees and expenses incurred by the Master Fund, (ii) short sale dividend and interest expenses, and any other interest expenses, incurred

AOG Institutional Diversified Master Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2023

by the Master Fund in connection with its investment activities, (iii) fees and expenses incurred in connection with a credit facility, if any, obtained by the Master Fund, (iv) taxes paid by the Master Fund, (v) certain insurance costs incurred by the Master Fund, (vi) transactional costs, including legal costs and brokerage fees and commissions, associated with the acquisition and disposition of the Master Fund’s Portfolio Investments and other investments, (vii) non routine expenses or costs incurred by the Master Fund, including, but not limited to, those relating to reorganizations, litigation and (viii) other expenditures which are capitalized in accordance with generally accepted accounting principles; In addition, the Adviser may receive from the Master Fund the difference between the Master Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment. The agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Fund. If the agreement is terminated by the Adviser, the effective date of such termination will be the last day of the current term.

The Adviser did not waive any fees for the six months ended March 31, 2023.

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Master Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at March 31, 2023, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Depreciation
$57,357,689	$334,729	$(1,446,721)	$(1,111,992)

5.	TAX COMPONENTS OF CAPITAL

As of September 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	/(Accumulated Deficit)
$118,704	$—	$(155,364)	$—	$—	$407,024	$370,364

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $155,364.

6.	RISKS

Investment in a Fund is speculative and involves substantial risks, including the risk of loss of a Shareholder’s entire investment. No guarantee or representation is made that a Fund will achieve its investment objective, and investment results may vary substantially from year to year. Additional risks of investing in a Fund are set forth below.

Certain risk factors below discuss the risks of investing in Private Markets Investment Funds.

Equity Securities Risk – When the Fund invests in equity securities, the Fund’s investments in those securities are subject to price fluctuations based on a number of reasons of issuer -specific and broader economic or international considerations. They may also decline due to factors which affect a particular industry or industries. In addition, equity securities prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The prices of common equity securities are also sensitive to the market risks described above. Common equity securities in which the Fund may invest are structurally subordinated to other instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently riskier than preferred stock or debt instruments of such issuers. In addition, dividends on common equity securities which the Fund may hold are not fixed and there is no guarantee that the issuers of the common equity securities in which the

AOG Institutional Diversified Master Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2023

Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Real Estate Securities Risks – The Fund may invest in publicly-traded and non-traded REITs or Private Markets Investment Funds that hold real estate as well as invest in real estate directly through a REIT Subsidiary. As a result, its portfolio may be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies investing in real estate is affected by, among other things: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates and leverage.

REIT Risk – REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Restricted and Illiquid Investments Risk – The Fund’s investments are also subject to liquidity risk, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices to satisfy its obligations. The Adviser may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

Private Markets Investment Funds – The managers of the Private Markets Investment Funds in which the Fund may invest may have relatively short track records and that may rely on a limited number of key personnel. The portfolio companies in which the Private Markets Investment Funds may invest also have no, or relatively short, operating histories, may face substantial competitive pressures from larger companies, and may also rely on a limited number of key personnel. The Fund will not necessarily have the opportunity to evaluate the information that a Private Markets Investment Fund uses in making investment decisions.

Master-Feeder Structure – The Feeder Funds and the Master Fund are part of a “master-feeder” structure. While it currently has no intention to do so, the Master Fund may accept investments from other investors, including other investment vehicles that are managed or sponsored by the Adviser, or an affiliate thereof, which may or may not be registered under the 1940 Act and which may be established in jurisdictions outside of the U.S. Because each feeder fund may be subject to different investment minimums, feeder-specific expenses and other terms, one feeder fund may offer access to the Master Fund on more attractive terms, or could experience better performance, than the Feeder Funds. In addition, because each Feeder Fund incurs expenses that may not be incurred by other investors investing directly or indirectly in the Master Fund, such investors may experience better performance than investors in a Feeder Fund. If other investors in the Master Fund, including other investment vehicles that are managed or sponsored by the Adviser or an affiliate thereof, request to have their Master Fund Shares repurchased, this may reduce the amount of a Feeder Fund’s Master Fund Shares that may be repurchased by the Master Fund and, therefore, the amount of Feeder Fund Shares that may be repurchased by a Feeder Fund.

AOG Institutional Diversified Master Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2023

7.	PURCHASES AND SALES

For the six months ended March 31, 2023, the cost of purchases and proceeds from the sale of securities, other than long-term U.S. Government and short-term securities, amounted to $11,617,898 and $1,077,655, respectively, for the Master Fund. There were no purchases or sales of long-term U.S. Government securities during the period.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

AOG Institutional Diversified Master Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
March 31, 2023

As a shareholder of the Master Fund you will incur ongoing costs, including management fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Master Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

The example is based on an investment of $1,000 invested and held for the entire period from October 1, 2022 through March 31, 2023.

Actual Expenses : The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Master Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Master Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Master Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning
	Account	Ending		Expenses Paid
	Value	Account Value	Annualized	During the Period
	(10/1/22)	(3/31/23)	Expense Ratio	(10/1/22 to 3/31/23)*
Actual	$1,000.00	$995.50	1.79%	$8.91
Hypothetical (5% return before expenses)	$1,000.00	$1,016.01	1.79%	$9.00

*	Expenses are equal to the Master Fund’s annualized expense ratio, multiplied by 182/365 (to reflect the full half-year period).

AOG Institutional Diversified Master Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2023

Shareholder Meeting

At a Special Meeting of Shareholders of the Fund held at the offices of Alpha Omega Group, Inc. dba AOG Wealth Management (the “Advisor”) at 11911 Freedom Drive, Suite 730, Reston, Virginia 20190, on October 14, 2022, shareholders of record as of the close of business on July 31, 2022, voted to approve the following proposal:

Proposal to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Fund and the Advisor, which will increase the annual advisory fee rate (the “Management Fee”) paid by the Master Fund, from 0.50% to 1.49% of the Master Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Master Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes) and calculated before giving effect to any repurchase of shares on such date.

For:	1,656,377
Against:	193,086
Abstain:	0

AOG FUNDS NOTICE OF PRIVACY POLICY AND PRACTICES

FACTS	WHAT DOES AOG INSTITUTIONAL DIVERSIFIED FUND, AOG INSTITUTIONAL DIVERSIFIED TENDER FUND AND AOG DIVERSIFIED MASTER FUND (TOGETHER THE “AOG FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Assets ● Checking Account Information	● Purchase History ● Account Balances ● Account Transactions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons AOG Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does AOG share this?	Can you limit this sharing?
For our everyday business purposes- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call us at 877-600-3573

Who are we	Page 2
Who is providing this notice?	AOG Institutional Diversified Fund, AOG Institutional Diversified Tender Fund and AOG Diversified Master Fund (together the “AOG Funds”)

What we do
How do AOG Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do AOG Funds collect my personal information?

We collect your personal information, for example, when detail is disclosed via an application, in conversation, or regarding your transactions which may include, but is not limited to

●     Name, phone number, social security number, assets, income, and date of birth; and

●     Account number, balance, payments, parties to transactions, or cost basis information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● AOG Funds do not share with affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● AOG Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● AOG Funds do not jointly market.

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Investment Adviser
AOG Wealth Management
11911 Freedom Drive, Suite 730
Reston, VA 20190

Administrator
Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-618-3456 or by referring to the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year πas an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

AOG SAR23

(b)       Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

ITEM 2. CODE OF ETHICS. Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable for semiannual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable for semiannual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable for semiannual reports.

ITEM 6. SCHEDULE OF INVESTMENTS. Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for semiannual reports.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)	Not applicable for semiannual reports.
(b)	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.
(b)	Not applicable.

ITEM 13. EXHIBITS

(1)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(2)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

/s/ Frederick Baerenz

By Frederick Baerenz Principal Executive Officer
Date: 6/6/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Frederick Baerenz

By Frederick Baerenz Principal Executive Officer
Date: 6/6/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Peter Sattelmair

By Peter Sattelmair Principal Financial Officer
Date: 6/6/2023